The First Trust Special Situations Trust, Series 181

              Target 5 Trust, February 1997 Series
              Target 10 Trust, February 1997 Series
          Global Target 15 Trust, February 1997 Series
          Global Target 30 Trust, February 1997 Series


       Supplement to the Prospectus dated February 3, 1997

      Notwithstanding anything to the contrary in the Prospectus, dealers and other selling agents will receive a concession or agency commission of 2.10% of the Public Offering Price per Unit for primary and secondary market sales or $0.11 per Unit on purchases by Rollover Unit holders. In addition, notwithstanding the foregoing, dealers and other selling agents who sell Units of a Trust in the dollar amounts set forth below will be entitled to the following additional sales concessions:


     Total   Sales  per  Trust                         Additional
     Concession*

     $7,500,000 but less than $15,000,000              0.025%
     $15,000,000 but less than $25,000,000             0.050%
     $25,000,000 but less than $40,000,000             0.150%
     $40,000,000 but less than $50,000,000             0.200%
     $50,000,000 but less than $75,000,000             0.275%
     $75,000,000 but less than $100,000,000            0.300%
     $100,000,000 or more                              0.350%

     *Additional Concession does not include volume discount purchases.

February 4, 1997